                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA



IN RE:                                                    )                                DEBTOR IN POSSESSION INTERIM STATEMENT
                                                          )
                BUSINESS INSURANCE GROUP                  )                                                     STATEMENT NO. 13
                                                          )                                          FOR THE PERIOD FROM: 1-Apr-01
                                                   DEBTOR )                                                           TO: 30-Apr-01
                                                          )
----------------------------------------------------------       ------------------------------------------------------------------
CHAPTER 11 CASE NO.  SV00-14101-GM                        )         DIP General            DIP Accounts          DIP WCMA/MLIF
----------------------------------------------------------            Account            Payable Account            Account
                                                                 ------------------------------------------------------------------
                                                                                          CLOSED 7/31/00
CASH ACTIVITY ANALYSIS

A.   Total Receipts Per All Prior Interim Statements                      $660,073.06                  $0.00          $6,244,515.57

B.    Less:  Total Disbursements Per All Prior                            $650,907.27                  $0.00          $5,272,197.94
              Interim Statements
                                                                 ------------------------------------------------------------------
C.    Beginning Balance                                                     $9,165.79                  $0.00            $972,317.63
                                                                 ------------------------------------------------------------------
D.     Receipts During Current Period

          Per Attached Schedule                                                 $0.00                  $0.00              $3,820.83
                                                                 ------------------------------------------------------------------
E.     Balance Available                                                    $9,165.79                  $0.00            $976,138.46
                                                                 ------------------------------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule                                               $699.90                  $0.00             $36,000.00
                                                                 ------------------------------------------------------------------
G.     Ending Balance                                                       $8,465.89                  $0.00            $940,138.46

                                                                 ------------------------------------------------------------------





----------------------------------------------------------       -----------------------------------------------
CHAPTER 11 CASE NO.  SV00-14101-GM                        )           Pre-Petition          Pre-Petition Money
----------------------------------------------------------       Concentration Acct (1)       Market Account
                                                                 -----------------------------------------------
                                                                     CLOSED 5/11/00           CLOSED 5/18/00
CASH ACTIVITY ANALYSIS

A.   Total Receipts Per All Prior Interim Statements                    $544,242.11             $105,830.95

B.    Less:  Total Disbursements Per All Prior                          $544,242.11             $105,830.95
              Interim Statements
                                                                 -----------------------------------------------
C.    Beginning Balance                                                       $0.00                   $0.00
                                                                 -----------------------------------------------
D.     Receipts During Current Period

          Per Attached Schedule                                               $0.00                   $0.00
                                                                 -----------------------------------------------
E.     Balance Available                                                      $0.00                   $0.00
                                                                 -----------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule                                               $0.00                   $0.00
                                                                 -----------------------------------------------
G.     Ending Balance                                                         $0.00                   $0.00

                                                                 -----------------------------------------------


----------------------------------------------------------       ------------------------------------------------
CHAPTER 11 CASE NO.  SV00-14101-GM                        )             Pre-Petition           Pre-Petition
----------------------------------------------------------          Investment Acct (1)    Investment Acct (2)
                                                                 ------------------------------------------------
                                                                       CLOSED 5/31/00         CLOSED 5/31/00
CASH ACTIVITY ANALYSIS

A.   Total Receipts Per All Prior Interim Statements                          $0.36                  $0.97

B.    Less:  Total Disbursements Per All Prior                                $0.36                  $0.97
              Interim Statements
                                                                 ------------------------------------------------
C.    Beginning Balance                                                       $0.00                  $0.00
                                                                 ------------------------------------------------
D.     Receipts During Current Period

          Per Attached Schedule                                               $0.00                  $0.00
                                                                 ------------------------------------------------
E.     Balance Available                                                      $0.00                  $0.00
                                                                 ------------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule                                               $0.00                  $0.00
                                                                 ------------------------------------------------
G.     Ending Balance                                                         $0.00                  $0.00

                                                                 ------------------------------------------------



H.  ACCOUNT INFORMATION
      (1).     DIP General Account
                  (a)     Name and Location of Bank       Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
                  (b)    Account Number                   15819-20485
      (2).     DIP Accounts Payable Account
                  (a)     Name and Location of Bank       Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
                  (b)    Account Number                   15816-20491                 CLOSED 7/31/00
      (3).     DIP WCMA/MLIF  Account
                  (a)     Name and Location of Bank       Merril Lynch, 10 West Second Street, #400, Dayton, OH 45402
                  (b)    Account Number                   77M07W61
      (4).     Pre-Petition Concentration Account
                  (a)     Name and Location of Bank       Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
                  (b)    Account Number                   14176-00505                 CLOSED 5/11/00
      (5).     Pre-Petition Money Market  Account
                  (a)     Name and Location of Bank       Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
                  (b)    Account Number                   14179-03328                 CLOSED 5/18/00
      (6).     Pre-Petition Investment Account (1)
                  (a)     Name and Location of Bank       Bank of New York, 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017
                  (b)    Account Number                   046705                      CLOSED 5/31/00
      (7).    Pre-Petition Investment Account (2)
                  (a)     Name and Location of Bank       Bank of New York, 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017
                  (b)    Account Number                   046706                      CLOSED 5/31/00


I.      Other Monies On Hand:  None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:  5/22/2001                                     Signed:  /s/ ALEX CORBETT
--------------------------                            -------------------------

                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA



IN RE:                                                     )                              DEBTOR IN POSSESSION INTERIM STATEMENT
                                                           )
                 BUSINESS INSURANCE GROUP                  )                                             STATEMENT NO. 13
                                                           )                                      FOR THE PERIOD FROM: 1-Apr-01
                                                    DEBTOR )                                                       TO: 30-Apr-01
                                                           )
-----------------------------------------------------------      -------------------------------------------------------
CHAPTER 11 CASE NO.  SV00-14101-GM                         )          Pre-Petition          Pre-Petition Accounts
-----------------------------------------------------------      Concentration Acct (2)        Payable Account
                                                                 -------------------------------------------------------
                                                                     CLOSED 5/10/00            CLOSED 5/15/00
CASH ACTIVITY ANALYSIS
                                                                 -------------------------------------------------------
A.   Total Receipts Per All Prior Interim Statements                                $0.00                     $0.00

B.    Less:  Total Disbursements Per All Prior                                      $0.00                     $0.00
              Interim Statements
                                                                 -------------------------------------------------------
C.    Beginning Balance                                                             $0.00                     $0.00
                                                                 -------------------------------------------------------
D.     Receipts During Current Period

          Per Attached Schedule                                                     $0.00                     $0.00
                                                                 -------------------------------------------------------
E.     Balance Available                                                            $0.00                     $0.00
                                                                 -------------------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule                                                     $0.00                     $0.00
                                                                 -------------------------------------------------------
G.     Ending Balance                                                               $0.00                     $0.00
                                                                 -------------------------------------------------------


-----------------------------------------------------------      ------------------------------------------------
CHAPTER 11 CASE NO.  SV00-14101-GM                         )      Pre-Petition                 NOT
-----------------------------------------------------------      Payroll Account           APPLICABLE
                                                                 ------------------------------------------------
                                                                 CLOSED 5/12/00
CASH ACTIVITY ANALYSIS
                                                                 ------------------------------------------------
A.   Total Receipts Per All Prior Interim Statements                           $0.00                   $0.00

B.    Less:  Total Disbursements Per All Prior                                 $0.00                   $0.00
              Interim Statements
                                                                 ------------------------------------------------
C.    Beginning Balance                                                        $0.00                   $0.00
                                                                 ------------------------------------------------
D.     Receipts During Current Period

          Per Attached Schedule                                                $0.00                   $0.00
                                                                 ------------------------------------------------
E.     Balance Available                                                       $0.00                   $0.00
                                                                 ------------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule                                                $0.00                   $0.00
                                                                 ------------------------------------------------
G.     Ending Balance                                                          $0.00                   $0.00
                                                                 ------------------------------------------------


-----------------------------------------------------------      ------------------------------------------
CHAPTER 11 CASE NO.  SV00-14101-GM                         )          NOT                     NOT
-----------------------------------------------------------        APPLICABLE             APPLICABLE
                                                                 ------------------------------------------

CASH ACTIVITY ANALYSIS
                                                                 ------------------------------------------
A.   Total Receipts Per All Prior Interim Statements                          $0.00                   $0.00

B.    Less:  Total Disbursements Per All Prior                                $0.00                   $0.00
              Interim Statements
                                                                 ------------------------------------------
C.    Beginning Balance                                                       $0.00                   $0.00
                                                                 ------------------------------------------
D.     Receipts During Current Period

          Per Attached Schedule                                               $0.00                   $0.00
                                                                 ------------------------------------------
E.     Balance Available                                                      $0.00                   $0.00
                                                                 ------------------------------------------
F.     Less:  Disbursements During Period

          Per Attached Schedule                                               $0.00                   $0.00
                                                                 ------------------------------------------
G.     Ending Balance                                                         $0.00                   $0.00
                                                                 ------------------------------------------


H.  ACCOUNT INFORMATION
      (1).     Pre-Petition Concentration Account
                  (a)     Name and Location of Bank        Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
                  (b)    Account Number                    14999-02337                    CLOSED 5/10/00
      (2).     Pre-Petition Accounts Payable Account
                  (a)     Name and Location of Bank        Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
                  (b)    Account Number                    77651-00780                    CLOSED 5/15/00
      (3).     Pre-Petition Payroll Account
                  (a)     Name and Location of Bank        Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
                  (b)    Account Number                    12336-23733                    CLOSED 5/12/00
      (4).     NOT APPLICABLE
                  (a)     Name and Location of Bank
                  (b)    Account Number
      (5).     NOT APPLICABLE
                  (a)     Name and Location of Bank
                  (b)    Account Number
      (6).     NOT APPLICABLE
                  (a)     Name and Location of Bank
                  (b)    Account Number


I.      Other Monies On Hand:  None

I,                                , declare under penalty that the
information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:



Dated:                                               Signed:
-----------------------------                        ---------------------------